UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 16, 2024

BAYFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	001-41068	59-3665079
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

700 Central Avenue		33701
St. Petersburg, Florida		(Zip Code)
(Address of principal executive offices)
(727) 440-6848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	BAFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of BayFirst Financial Corp. (the "Company") was held on May 16, 2024. There were a total of 4,134,914 shares of common stock outstanding as of the record date for the Annual Meeting, of which 2,384,160 were present in person or by proxy at the meeting, representing 57.7% of the outstanding shares eligible to vote.
Proposal 1:
A proposal to elect 12 nominees to serve as directors, each for a term expiring at the 2025 Annual Meeting of Shareholders, was presented to the shareholders. The results of the shareholder vote on the proposal were as follows:

Nominees	Number of Shares Voted For	Abstentions and Broker Non-Vote	Number of Shares Voted Withheld
Derek S. Berset	2,146,362	1,750,754	237,798
Mark S. Berset	2,136,555	1,750,754	247,605
Dennis R. DeLoach, III	2,136,709	1,750,754	247,451
Alexander Harris	2,143,417	1,750,754	240,743
Tarek Helal	2,146,813	1,750,754	237,347
Anthony N. Leo	2,158,045	1,750,754	226,115
Christos Politis, M.D.	2,165,639	1,750,754	218,521
Anthony Saravanos	2,166,114	1,750,754	218,046
Bradly W. Spoor	2,163,358	1,750,754	220,802
Sheryl WuDunn	2,137,158	1,750,754	247,002
Thomas G. Zernick	2,148,749	1,750,754	235,411
Barbara J. Zipperian	2,132,972	1,750,754	251,188
Proposal 2.
Adjournment. A proposal to adjourn the BayFirst Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there were not sufficient votes at the time of the BayFirst Annual Meeting to approve the BayFirst Board of Directors proposal (the “BayFirst adjournment proposal”). No adjournment of the Annual Meeting was determined to be necessary or appropriate and, accordingly, the Annual Meeting was not adjourned and proceeded to conclusion without consideration of a proposal to adjourn the Annual Meeting.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*
.
The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYFIRST FINANCIAL CORP.

Date:	May 17, 2024

By:	/s/ Scott J. McKim
Scott J. McKim
Chief Financial Officer